Investor Day 2025 Exhibit 99.3

Jamie Dimon Chairman of the Board and Chief Executive Officer Jamie Dimon is Chairman of the Board and Chief Executive Officer of JPMorganChase, a global financial services firm with assets of $4.0 trillion and operations worldwide. The Firm is a leader in investment banking, financial services for consumers and small businesses, commercial banking, financial transaction processing and asset management. Dimon became CEO on January 1, 2006 and one year later also became Chairman of the Board. He was named President and Chief Operating Officer upon the company’s merger with Bank One on July 1, 2004. Dimon joined Bank One as Chairman and CEO in 2000. Dimon began his career at American Express. Next, he served as Chief Financial Officer and then President at Commercial Credit, which made numerous acquisitions and divestitures, including acquiring Primerica Corporation in 1987 and The Travelers Corporation in 1993. Dimon served as President and Chief Operating Officer of Travelers from 1990 through 1998 while concurrently serving as Chief Operating Officer of its Smith Barney subsidiary before becoming Co-Chairman and Co-CEO of the combined brokerage following the 1997 merger of Smith Barney and Salomon Brothers. In 1998, Dimon was named President of Citigroup, the global financial services company formed by the combination of Travelers Group and Citicorp. Dimon earned his bachelor’s degree from Tufts University and holds an MBA from Harvard Business School. He serves on the boards of directors of a number of non-profit institutions including the Business Roundtable, Bank Policy Institute and Harvard Business School. Additionally, he serves on the executive committee of the Business Council and the Partnership for New York City, and is a member of the Financial Services Forum and Council on Foreign Relations. 1

Jeremy Barnum Chief Financial Officer Jeremy Barnum is Chief Financial Officer of JPMorganChase and a member of the Firm's Operating Committee. As CFO, Jeremy is responsible for Global Finance and Business Management, the Treasury/Chief Investment Office, Control Management and Business Resiliency. Since joining the Firm in 1994, Jeremy has held a number of leadership roles including Head of Global Research for J.P. Morgan’s Corporate & Investment Bank (CIB), and Chief Financial Officer and Chief of Staff for the Corporate & Investment Bank from 2013 to 2021. Jeremy graduated from Harvard College with a degree in Chemistry. He lives in New York and is married with two daughters. 2

Marianne Lake Chief Executive Officer of Consumer & Community Banking Marianne Lake is Chief Executive Officer of Consumer & Community Banking (CCB) and a member of the JPMorganChase Operating Committee. She is responsible for all of CCB, a business that serves more than 84 million consumers and 7 million small businesses in the United States. Lake has been with the Firm for 25 years and was previously the CEO of Consumer Lending from 2019 to 2021. Prior to this, she was CFO for the Firm from 2013 to 2019. As CFO, she was responsible for Finance and Business Management, Investor Relations, Chief Investment Office, Chief Data Office and the Chief Administrative Office. During her first 12 years at the firm, Lake held roles in the finance organization including CFO of Consumer & Community Banking from 2009 to 2012, and Global Controller for the Investment Bank from 2007 to 2009. She also managed global financial infrastructure and control programs as part of the Corporate Finance group from 2004 to 2007. Prior to this, she worked at both Chase and J.P. Morgan in London. At Chase, she was the Senior Financial Officer in the United Kingdom, and at J.P. Morgan, she was the Chief Financial Officer for the Credit Trading business. Lake started her career as a chartered accountant at PricewaterhouseCoopers in their London and Sydney offices. Lake is co-founder of the Women on the Move initiative and the Operating Committee sponsor of the Access Ability business resource group at the company. She has a Bachelor of Science in Physics from Reading University in the United Kingdom. 3

Mary Callahan Erdoes Chief Executive Officer of Asset & Wealth Management Mary Callahan Erdoes is Chief Executive Officer of JPMorganChase's Asset & Wealth Management (AWM) line of business – one of the largest and most respected investment managers and private banks in the world, with $6.0 trillion in client assets and a 200-year-old legacy as a trusted fiduciary to corporations, governments, institutions and individuals. Since joining the Firm over 25 years ago, Erdoes has held senior roles across AWM before becoming its CEO in 2009 and joining the Operating Committee, the Firm's most senior management team. Erdoes serves on the boards of the U.S.-China Business Council and the Robin Hood Foundation of New York City. She is also a board member of Georgetown University, where she earned her Mathematics undergraduate degree, and serves on the Global Advisory Council of Harvard University, where she received her MBA. Erdoes and her husband, Philip, reside in New York City and have three daughters. 4

Doug Petno is Co-CEO of J.P. Morgan’s Commercial & Investment Bank (CIB) and a member of the Firm's Operating Committee. He is jointly responsible for all of the CIB, which encompasses Global Banking, Markets, Payments and Securities Services. Petno has been with the firm for 35 years. Most recently, he served as Co-Head of Global Banking, which supports nearly 80,000 clients across 46 countries. In this role, Petno successfully oversaw the integration of the Commercial, Corporate and Investment Banking businesses into one franchise. From 2012 to 2024, he was the CEO of Commercial Banking (CB). Under his leadership, CB expanded significantly in the U.S. and entered 30 countries, serving mid-sized businesses and corporations, founders, government entities, not-for-profit organizations, and real estate investors and owners. Additionally, Petno spent over two decades in Global Investment Banking and led J.P. Morgan’s Global Natural Resources Group. Petno is a member of the Global Board of Directors for The Nature Conservancy. He received an A.B. degree in Biology from Wabash College and holds an MBA from the University of Rochester’s Simon School of Business. Doug Petno Co-CEO of Commercial & Investment Bank 5

Troy Rohrbaugh Co-CEO of Commercial & Investment Bank Troy Rohrbaugh is Co-CEO for the Commercial & Investment Bank (CIB) as well a member of the Firm's Operating Committee. Prior to his current role, Troy was Co-Head of Markets & Securities Services and previously the Head of Macro Markets, which includes the Rates, Foreign Exchange, Emerging Markets and Commodities businesses. Troy has worked in the financial industry for more than 32 years and has managed businesses in New York, London and Asia. During his career, he has taken active roles in key industry organizations, including as the Chair of the New York Federal Reserve Foreign Exchange Committee. He has also served as the chair of the Global Financial Markets Association’s (GFMA) Foreign Exchange Group and as a member of the Bank of England’s Joint Standing Committee. Troy joined J.P. Morgan in 2005 as a managing director and global head of Foreign Exchange Derivatives. He began his career on the Philadelphia Stock Exchange, trading options for CooperNeff, a specialist firm acquired by Banque Nationale in 1995. He led Banque Nationale’s Asia Foreign Exchange Options business before joining Goldman Sachs, where he managed the North American Foreign Exchange Options business. Troy graduated from Johns Hopkins University in 1992 with a B.A. in Political Science. He is a member of the Johns Hopkins University Krieger School of Arts and Sciences Advisory Board, a member of the Board of Trustees of the Gilman School and a Founding member and Advisory Board member of The Frannie Foundation. Troy lives in New York with his wife and their two sons. 6

Umar Farooq is the Co-Head of Global Payments at J.P. Morgan. A part of the Commercial & Investment Bank (CIB), J.P. Morgan Payments enables organizations of all sizes to execute transactions efficiently and securely, transforming the movement of information, money and assets. The team of experts tackles complex challenges at every stage of the payment lifecycle, and their industry-leading solutions facilitate seamless transactions across borders, industries and platforms. Before stepping into his current role, Umar was the Global Head of Financial Institution Payments and CEO of Kinexys by J.P. Morgan (formerly Onyx), where he leveraged cutting- edge technologies like blockchain to create innovative products, platforms and marketplaces. His previous roles include Global Head of Digital Wholesale Payments and Head of FinTech for the CIB, along with leadership positions in Chase Business Banking. Umar's academic background includes a B.S. in Computer Science, a B.S. in Economics and an M.Eng. in Computer Engineering from MIT, as well as a J.D. from Yale Law School. Umar Farooq Co-Head of J.P. Morgan Global Payments 7

Max Neukirchen is the Co-Head of J.P. Morgan Global Payments, a division within the Commercial & Investment Bank. J.P. Morgan Payments provides Treasury Services, Merchant Services and financial technology solutions to a diverse range of clients, including corporate entities, financial institutions, governments, e-commerce retailers and small to medium- sized businesses. Before assuming his current position, Max led several teams at J.P. Morgan, serving as CEO of Merchant Services and Head of Payments & Commerce Solutions, which integrated Treasury Payments, Merchant Acquiring and Embedded Banking. He joined J.P. Morgan Chase in 2013 as Head of Firmwide Strategy and Business Development. Prior to his tenure at J.P. Morgan, Max was a Partner in McKinsey & Company’s Banking Practice. He also serves on the Board of the Center for an Urban Future, a think tank dedicated to promoting economic opportunity in New York City. Max holds a Master’s degree in Physics from the University of Cambridge and a PhD in Finance from the Macquarie Graduate School of Management in Sydney. Max Neukirchen Co-Head of J.P. Morgan Global Payments 8